Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT,

SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT,

SECOND AMENDMENT TO GUARANTY AGREEMENT

AND LIMITED CONSENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT, SECOND AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, SECOND AMENDMENT TO GUARANTY AGREEMENT AND LIMITED CONSENT, dated as of the 28th day of November, 2014 (this “Amendment”), is entered into among CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED, a limited company incorporated under the laws of England and Wales with registered number 02855446 (the “UK Borrower”), CRAWFORD & COMPANY (CANADA) INC., a corporation incorporated under the laws of Canada (the “Canadian Borrower”), CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD., a proprietary limited organized in Australia (ABN 11 002 317 133) (the “Australian Borrower” and, together with Crawford, the UK Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors under the hereinafter defined Credit Agreement, the Lenders under the hereinafter defined Credit Agreement party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent under the hereinafter defined Credit Agreement (the “Administrative Agent”).

RECITALS

A. Reference is made to (i) the Credit Agreement, dated as of December 8, 2011, between the Borrowers, the Lenders party thereto from time to time and the Administrative Agent (as amended by the First Amendment to Credit Agreement, dated as of July 20, 2012, the Second Amendment to Credit Agreement and First Amendment to Guaranty Agreement, dated as of May 24, 2013 (the “Second Amendment”), and the Third Amendment to Credit Agreement, Amendment to Pledge and Security Agreement and Limited Waiver, dated as of November 25, 2013 (the “Third Amendment”), the “Credit Agreement”), (ii) the Pledge and Security Agreement, dated as of December 8, 2011, between Crawford, the other Pledgors thereunder and the Administrative Agent (as amended by the Third Amendment, the “Security Agreement”) and (iii) the Guaranty Agreement, dated as of December 8, 2011, between Crawford, the Subsidiary Guarantors and the Administrative Agent (as amended by the Second Amendment, the “Guaranty”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement, as amended by this Amendment.

B. The Borrowers have requested and the Lenders party hereto and the Administrative Agent have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement, the Security Agreement and the Guaranty, each as set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by replacing clause (i) of the last sentence of such definition with the following:

“(i) with respect to any Permitted Acquisition, income statement items (whether positive or negative) attributable to the Person or assets acquired shall (to the extent not otherwise included in the income statement of the Consolidated Entities in accordance with GAAP or in accordance with other provisions of this Agreement) be included in such calculations to the extent relating to the applicable Reference Period (provided that (x) such income statement items attributable to the Skate Entities during each Reference Period set forth on Schedule 1.1(d) shall result in an addition to Consolidated EBITDA of the Consolidated Entities in an amount equal to the amount set forth thereon across from such Reference Period and (y) such income statement items attributable to Persons other than the Skate Entities shall be reflected in financial statements or other financial data reasonably acceptable to the Administrative Agent);”

1.2 The definition of “Disregarded Foreign Subsidiary” in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

““Disregarded Foreign Subsidiary” means a Foreign Subsidiary (other than Crawford Financial Services) that is not a “controlled foreign corporation” as such term is defined in Section 957 of the Code and that is not owned, directly or indirectly, by a “controlled foreign corporation.””

1.3 The definition of “FATCA” in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

““FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended version), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.”

1.4 The definition of “Foreign Collateral” in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

““Foreign Collateral” means that portion of the Collateral constituting voting Capital Stock issued by a Foreign Subsidiary Borrower or a Foreign Subsidiary Holding Company.”

1.5 The following definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

““Foreign Subsidiary Holding Company” means (i) Crawford & Company International, Inc., a Georgia corporation, so long as the assets thereof (other than

Capital Stock of one or more Non-Disregarded Foreign Subsidiaries) are not materially greater than the assets thereof on September 30, 2014 (as determined in good faith by the Administrative Agent and Crawford), and (ii) any other U.S. Subsidiary, so long as substantially all of the assets of such Person consist of Capital Stock of one or more Non-Disregarded Foreign Subsidiaries.”

““Non-Disregarded Foreign Subsidiary” means any Foreign Subsidiary that is not a Disregarded Foreign Subsidiary.”

““Skate” means GAB Robins Holdings UK Limited, a private company limited by shares incorporated under the laws of England and Wales with a registered number 03662363.”

““Skate Entities” means Skate and its Subsidiaries.”

““UK Trader” means Crawford & Company Adjusters (UK) Limited, a limited company incorporated under the laws of England and Wales with registered number 02908444.”

1.6 The definition of “Material U.S. Subsidiary” in Section 1.1 of the Credit Agreement is hereby amended by replacing the proviso at the end of such definition with the following:

“; provided, however, that, notwithstanding the foregoing, no Subsidiary of any Non-Disregarded Foreign Subsidiary shall constitute or be deemed to constitute a Material U.S. Subsidiary”

1.7 The definition of “Sanctioned Country” in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

““Sanctioned Country” means (i) a country or territory that is, or whose government is, the subject or target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant governmental sanctions authority that has jurisdiction over Crawford or any Consolidated Entity, or (ii) a country subject to a sanctions program identified in the regulations promulgated under the United Nations Act (Canada), the Special Economic Measures Act (Canada) or the Export and Import Permits Act (Canada).”

1.8 The definition of “Sanctioned Person” in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

““Sanctioned Person” means (i) a Person that is, or is owned or controlled by Persons that are, the subject or target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control , the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or any other relevant governmental sanctions authority that has jurisdiction over Crawford or any Consolidated Entity; or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country or (C) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program referred to in the definition of “Sanctioned Country.””

1.9 Section 1.6 of the Credit Agreement is hereby amended by adding as a new sentence at the end of such section the following:

“Notwithstanding anything to the contrary herein, if any determination of any rate described in the definitions of “Federal Funds Effective Rate” or “LIBOR Rate” would result in a rate less than zero, then such rate shall be deemed to be zero.”

1.10 Section 2.12(g) of the Credit Agreement is hereby amended by replacing the proviso of the first sentence thereof with the following:

“; provided, however, that if, prior to the commencement of any rights or remedies with respect to the voting Capital Stock issued by any Foreign Subsidiary or Foreign Subsidiary Holding Company constituting Foreign Collateral, the Administrative Agent and any applicable Security Trustee shall have released their respective Liens on a sufficient amount of voting Capital Stock of such Foreign Subsidiary or such Foreign Subsidiary Holding Company, as applicable, so that, at the time of the initial exercise of any right or remedy against the voting Capital Stock of such Foreign Subsidiary or such Foreign Subsidiary Holding Company, as applicable, and after giving effect thereto, neither the Administrative Agent nor any Security Trustee shall have a Lien on more than 65% of the voting Capital Stock issued by such Foreign Subsidiary or such Foreign Subsidiary Holding Company, as applicable, then the Administrative Agent or applicable Security Trustee may apply such proceeds of such voting Capital Stock to U.S. Obligations in accordance with Section 2.12(e)”

1.11 The first sentence of Section 2.17(d) of the Credit Agreement is hereby amended by replacing the phrase “Each Borrower shall, jointly and severally,” with the phrase “Subject to Sections 11.13 and 11.14, each Borrower shall”.

1.12 Section 2.17 of the Credit Agreement is hereby further amended by inserting the phrase “or W-8BEN-E, as applicable (or successor form),” after each instance of the phrase “IRS Form W-8BEN”.

1.13 Section 2.17 of the Credit Agreement is hereby further amended by adding as a new Section 2.17(m) the following:

“(m) Solely for purposes of determining withholding Taxes imposed under FATCA, from and after November 28, 2014, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

1.14 Section 5.23(a) of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following:

“No part of the proceeds of any Loan or Letter of Credit hereunder will be used directly or indirectly (i) to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country or (ii) in any other manner that would result in a violation by any Person party hereto or any Affiliate thereof of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant governmental sanctions authority that has jurisdiction over Crawford or any Consolidated Entity.”

1.15 Section 6.9(a)(ii) of the Credit Agreement is hereby amended in its entirety as follows:

“(ii) Crawford will, or will cause its Subsidiary that directly owns the Capital Stock of such new Material U.S. Subsidiary to, execute and deliver to the Administrative Agent an amendment or supplement to the Security Agreement pursuant to which all of the Capital Stock of such new Material U.S. Subsidiary (or, with respect to a Material U.S. Subsidiary that is a Disregarded Foreign Subsidiary, only 65% of its Capital Stock) shall be pledged to the Administrative Agent, together with the certificates evidencing such Capital Stock and undated stock powers duly executed in blank (to the extent delivery thereof does not require any action in any non-U.S. jurisdiction or require the replacement and reissuance of such certificates with one or more certificates);”

1.16 Section 6.9(d) of the Credit Agreement is hereby amended by replacing the phrase “(each a “Specified Person”)” with the phrase “(each such Person, other than any Subsidiary of any Non-Disregarded Foreign Subsidiary, a “Specified Person”)”.

1.17 Section 8.3(xv) of the Credit Agreement is hereby amended in its entirety as follows:

“(xv) Liens on any cash earnest money deposits or cash escrow deposits made by any of the Credit Parties or any of their Subsidiaries in connection with any letter of intent or purchase agreement with respect to an Acquisition permitted by this Agreement”

1.18 Section 8.3(xvi) of the Credit Agreement is hereby amended in its entirety as follows:

“(xvi) (x) Liens securing Indebtedness permitted under Section 8.2(x) (provided that any such Lien (A) was in existence at the time that the assets subject thereto were acquired (or the Subsidiary that owns the assets became a

Subsidiary), (B) was not incurred in connection with, or in contemplation of, the acquisition of such assets or such Person becoming a Subsidiary and (C) shall not encumber any other assets of any other Consolidated Entity); and (y) Liens on assets existing at the time such assets were acquired by a Consolidated Entity (or at the time the Person that owns such assets became a Consolidated Entity) securing obligations, not constituting Indebtedness, existing at the time such assets were acquired by such Consolidated Entity (or at the time the Person that owns such assets became a Consolidated Entity) and any renewals, replacements, refinancings or extensions thereof (provided that (A) any such Lien and such obligation were not incurred in connection with, or in contemplation of, the acquisition of such assets or such Person becoming a Consolidated Entity, (B) any such Lien shall not encumber any other assets of any other Consolidated Entity and (C) no other Consolidated Entity (other than such Person or any other Person that such Person merges with or that acquires the assets of such Person) shall have any liability or obligation with respect to such obligation); and”

1.19 Section 8.4 of the Credit Agreement is hereby amended by (i) deleting “and” from the end of Section 8.4(v), (ii) replacing the period at the end of Section 8.4(vi) with “; and” and (iii) inserting as Section 8.4(vii) the following:

“(vii) the sale or other disposition of Intellectual Property of the Skate Entities pursuant to and in accordance with a purchase right of, or a sale obligation owed to, a third party, whether such right or obligation is triggered by a change of control or otherwise; provided that (A) such Intellectual Property was the subject of such purchase right or sale obligation at the time the Skate Entities became Consolidated Entities or was triggered by the Skate Entities becoming Consolidated Entities and (B) such purchase right or sale obligation was not specifically granted or specifically agreed to in connection with or in anticipation of the acquisition of the Skate Entities by any Consolidated Entity.”

1.20 Section 8.5 of the Credit Agreement is hereby amended by (i) deleting “and” from the end of Section 8.5(xxi), (ii) replacing the period at the end of Section 8.5(xxii) with “; and” and (iii) inserting as Section 8.5(xxiii) the following:

“(xxiii) Guaranty Obligations of Crawford with respect to an obligation of the UK Trader to establish an escrow fund in connection with the acquisition of the Skate Entities; provided that the aggregate amount of such Guaranty Obligations does not exceed £4,300,000 and such Guaranty Obligations are terminated no later than 60 days after the acquisition of the Skate Entities.”

1.21 Section 8.6(a) of the Credit Agreement is hereby amended by (i) deleting “and” from the end of Section 8.6(a)(iv), (ii) replacing the period at the end of Section 8.6(a)(v) with “; and” and (iii) inserting as Section 8.6(a)(vi) the following:

“(vi) dividend payments or other distributions by any Consolidated Entity (other than Crawford) that is not, directly or indirectly, wholly-owned by Crawford to the holders of the Capital Stock issued by such Consolidated Entity, pro rata in accordance with the Capital Stock held by such holders at such time.”

1.22 Section 11.1(b) of the Credit Agreement is hereby amended by replacing the phrase “The Credit Parties shall indemnify” with the phrase “Subject to Sections 11.13 and 11.14, the Credit Parties shall indemnify”.

1.23 Section 11.6(e) of the Credit Agreement is hereby amended by adding “(subject to the requirements and limitations therein, including the requirements under Section 2.17(g); it being understood that the documentation required under Section 2.17(g) shall be delivered to the participating Lender)” immediately after the phrase “Sections 2.16(a), 2.16(b), 2.17 and 2.18”.

1.24 Section 11.14(i) of the Credit Agreement is hereby amended by deleting the phrase “Consolidated Entity to such Borrower, and any intercompany receivables,” in the first sentence thereof and replacing it with the phrase “Credit Party to such Borrower, including any intercompany receivables,”.

1.25 A new Schedule 1.1(d) (Consolidated EBITDA Attributable to the Skate Entities) is hereby added to the Credit Agreement as attached hereto as Exhibit A.

ARTICLE II

AMENDMENT TO SECURITY AGREEMENT

2.1 Section 2.1(xviii) of the Security Agreement is hereby amended in its entirety as follows:

“(xviii) all Pledged Interests; provided, however, that, (A) the Pledged Interests of any Pledgor in a Foreign Subsidiary (excluding any Foreign Subsidiary Borrower but including any Disregarded Foreign Subsidiary that is not a Foreign Subsidiary Borrower) shall not exceed 65% of all voting Capital Stock of such Foreign Subsidiary, and (B) with respect to any Foreign Subsidiary Borrower or any Foreign Subsidiary Holding Company, only 65% of the Pledged Interests issued thereby shall secure the U.S. Obligations (but nothing in this clause (xviii) limits the Pledged Interests issued by Foreign Subsidiary Borrowers or Foreign Subsidiary Holding Companies that secure the Foreign Subsidiary Obligations);”

2.2 Section 3.3 of the Security Agreement is hereby amended in its entirety as follows:

“3.3 Locations. Annex B lists, as to each Pledgor, (i) its exact legal name, (ii) the jurisdiction of its incorporation or organization, its federal tax identification number, and (if applicable) its organizational identification number and (iii) the addresses of its chief executive office, which is the location of all material original invoices, ledgers, Chattel Paper, Instruments and other records or information evidencing or relating to the Collateral of such Pledgor, in each instance except for any changes thereto made in accordance with the provisions of Section 4.2. Except as may be otherwise noted therein, all locations identified in Annex B are either leased or owned by the applicable Pledgor. As of the Closing

Date, no Pledgor (x) presently conducts business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Annex B, (y) has entered into any contract or granted any Lien within the past five years under any name other than its legal corporate name or a trade or fictitious name indicated on Annex B, or (z) has filed any tax return under any name other than its exact legal name, except as indicated beneath its name on Annex B.”

ARTICLE III

AMENDMENT TO GUARANTY

3.1 Section 4 of the Guaranty is hereby amended by deleting “Consolidated Entity” in the second sentence thereof and replacing it with “Credit Party”.

ARTICLE IV

LIMITED CONSENT

4.1 The Required Lenders hereby consent to a one-time Investment by the UK Borrower in the UK Trader in an amount not to exceed £50.0 million; provided that the proceeds thereof are used to purchase 100% of the Capital Stock of Skate and, substantially contemporaneously with such purchase, to repay certain debt or other obligations of the Skate Entities and to pay for fees and expenses in connection therewith, in each case, pursuant to a Permitted Acquisition that closes no later than December 31, 2014 (such Investment, the “Permitted Investment”). For clarity, (i) this consent is limited to the Permitted Investment, and Crawford and its Subsidiaries shall be required to comply with the terms and conditions set forth in the Credit Documents in respect of the Acquisition of the Skate Entities (provided that if such Acquisition is consummated prior to December 31, 2014, then the financial statements of the Skate Entities as of and for the period ending September 30, 2014, may be used for the purpose of determining the Leverage Ratio in accordance with clause (iv) of the definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement), and (ii) the Permitted Investment shall not be deemed to be made pursuant to Section 8.5 of the Credit Agreement for the purpose of calculating the Available Additional Basket.

4.2 The Required Lenders hereby consent to the existence of purchase money Indebtedness (including Capital Lease Obligations) of the Skate Entities existing at the time the Skate Entities become Consolidated Entities (and any renewals, refinancings or extensions thereof) to the extent that (i) such Indebtedness was not incurred in connection with, or in contemplation of, any of the Skate Entities becoming a Subsidiary, (ii) no other Consolidated Entity (other than the Skate Entities) shall have any liability or obligation with respect to such Indebtedness and (iii) the aggregate principal amount thereof does not exceed $3,000,000.

ARTICLE V

CONDITIONS OF EFFECTIVENESS

5.1 The amendments set forth in Article I, II and III and the limited consent set forth in Article IV shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received an executed counterpart hereof from each of the Credit Parties and the Lenders party hereto (which Lenders shall constitute the Required Lenders).

(b) Crawford shall have paid (or shall have made arrangements satisfactory to the Administrative Agent to pay) all fees set forth in the letter agreement executed by the Administrative Agent or any Affiliate thereof and Crawford in connection with this Amendment and all reasonable expenses of the Administrative Agent and its Affiliates required under Section 11.1 of the Credit Agreement invoiced on or prior to the Effective Date (including reasonable fees and expenses of counsel) in connection with this Amendment, the other Credit Documents and the transactions contemplated hereby.

(c) Each of Crawford and the Administrative Agent shall have received from each Foreign Lender a duly completed and executed 2014 version of any applicable IRS Form W-8 described in Section 2.17(g) of the Credit Agreement (as amended by this Amendment).

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Each Credit Party represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents qualified as to materiality is true and correct and each not so qualified is true and correct in all material respects on and as of the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date); (ii) this Agreement has been duly authorized, executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable against its in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law); and (iii) no Default or Event of Default shall have occurred and be continuing on the date hereof, both immediately before and immediately after giving effect to this Amendment.

ARTICLE VII

ACKNOWLEDGEMENT AND CONFIRMATION

Each Credit Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect (other than as expressly amended hereby), and represents and warrants to the Administrative Agent and the Lenders that it has no knowledge of any claims, counterclaims, offsets or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. This acknowledgement and confirmation by the Credit Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and each Credit Party acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VIII

MISCELLANEOUS

8.1 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

8.2 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Credit Documents, including the Security Documents and the Guaranty, shall continue in full force and effect in accordance with the provisions thereof on the date hereof, and each Credit Party ratifies and reaffirms the grant of security interests and liens granted and ratifies and reaffirms the guarantee of obligations (including in relation to the Credit Agreement as amended hereby) by such Credit Party in favor of the Administrative Agent for the benefit of the Lenders. As used in the Credit Agreement or any other Credit Document, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement or such other Credit Document after giving effect to this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any other Credit Documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement, the Credit Agreement or any other Credit Document except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

8.3 Expenses. Crawford agrees on demand (i) to pay the reasonable fees and expenses of counsel for the Administrative Agent and (ii) to reimburse the Administrative Agent for all reasonable documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, in each case, in connection with the preparation, negotiation, execution and delivery of this Amendment.

8.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

8.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

8.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

8.7 Counterparts; Integration. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

CRAWFORD & COMPANY

By:	/s/ Joseph R. Caporaso
Name:	Joseph R. Caporaso
Title:	SVP & Treasurer

CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED

By:	/s/ Stephen Pearsall
Name:	Stephen Pearsall
Title:	Director

CRAWFORD & COMPANY (CANADA) INC.

By:	/s/ Joseph R. Caporaso
Name:	Joseph R. Caporaso
Title:	Treasurer

EXECUTED by CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD. in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

By:	/s/ Andrew J. Bart
Name:	Andrew John Bart
Title:	Director

By:	/s/ Ian Muress
Name:	Ian Muress
Title:	Director

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

CRAWFORD & COMPANY INTERNATIONAL, INC.

By:	/s/ Joseph R. Caporaso
Name:	Joseph R. Caporaso
Title:	VP & Treasurer

CRAWFORD & COMPANY EMEA / A-P HOLDINGS LIMITED

By:	/s/ Ian Muress
Name:	Ian Muress
Title:	Director

CRAWFORD & COMPANY ADJUSTERS LIMITED

By:	/s/ Ian Muress
Name:	Ian Muress
Title:	Director

THE GARDEN CITY GROUP, INC.

By:	/s/ Joseph R. Caporaso
Name:	Joseph R. Caporaso
Title:	Treasurer

CRAWFORD LEASING SERVICES, INC.

By:	/s/ Joseph R. Caporaso
Name:	Joseph R. Caporaso
Title:	SVP & Treasurer

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

RISK SCIENCES GROUP, INC.

By:	/s/ Joseph R. Caporaso
Name:	Joseph R. Caporaso
Title:	SVP & Treasurer

BROADSPIRE SERVICES, INC.

By:	/s/ Joseph R. Caporaso
Name:	Joseph R. Caporaso
Title:	Treasurer

BROADSPIRE INSURANCE SERVICES, INC.

By:	/s/ Joseph R. Caporaso
Name:	Joseph R. Caporaso
Title:	SVP & Treasurer

SETTLEMENT SERVICES, INC.

By:	/s/ Joseph R. Caporaso
Name:	Joseph R. Caporaso
Title:	Treasurer

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, UK Security Trustee, Australian Security Trustee, an Issuing Bank and a Lender

By:	/s/ Lex Mayers
Name:	Lex Mayers
Title:	SVP

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:	/s/ Andrew Rossman
Name:	Andrew Rossman
Title:	Vice President

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

RBS CITIZENS, N.A., as Documentation Agent and a Lender

By:	/s/ Michael Makaitis
Name:	Michael Makaitis
Title:	Vice President

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, an Ohio banking corporation, as a Lender

By:	/s/ Dan Komitor
Name:	Dan Komitor
Title:	Senior Relationship Manager

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, operating through its Canadian Branch

By:	/s/ Mauro Spagnolo
Name:	Mauro Spagnolo
Title:	Managing Director & Principal Officer

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NA, as an Issuing Bank and a Lender

By:	/s/ Chris Burns
Name:	Chris Burns
Title:	Vice President

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ K. S. Reuther
Name:	Kathryn Schad Reuther
Title:	SVP

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Michael Wang
Name:	Michael Wang
Title:	Vice President

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Paula Mueller
Name:	Paula Mueller
Title:	Director

SIGNATURE PAGE TO

FOURTH AMENDMENT TO CREDIT AGREEMENT

Exhibit A

Schedule 1.1(d) to the Credit Agreement

CONSOLIDATED EBITDA OF THE SKATE ENTITIES

For the Reference Period Ending	Consolidated EBITDA
December 31, 2014	$8,738,000
March 31, 2015	$7,558,000
June 30, 2015	$3,720,000
September 30, 2015	$2,215,000
December 31, 2015	$592,000